Exhibit 99.1
Douglas Lake Minerals Inc. Unit 222 6820-188th Street Surrey, B.C. Canada V4N 3G6	T 604-575-3552 F 604-575-3559 www.douglaslakeminerals.com

News Release _____________________________________________________________________________________

DOUGLAS LAKE PROVIDES UPDATE ON ITS HANDENI GOLD PROJECT

Vancouver, British Columbia, November 17, 2010 -- Douglas Lake Minerals Inc. (the "Company" or "Douglas Lake") (OTCBB: DLKM) is pleased to provide an update regarding its recently acquired Handeni Project which is located in the rapidly developing region of eastern Tanzania.

Douglas Lakes' 100% owned Handeni Project is located within an area which has been interpreted as belonging to a reworked component of the same Archean superterrane that hosts the gold deposits of Geita (Anglo Gold) and Bulyanhulu (Barrick) in Tanzania. The project consists of 4 prospecting licenses covering approximately 800 km2 which are directly adjacent to, and partly surround, Canaco Resources Inc's (V.CAN) 200 km2 Kilindi license which holds the Magambazi gold minerlization occurrence.

The region has historically seen small-scale artisanal workings which originally allowed explorers to focus on the Magambazi prospect. Today the Handeni region is recognized to be one of the prime exploration targets for gold mineralization in Tanzania.

IPP Gold Limited, the previous holding company of the Handeni Project, performed extensive work on the area over several field seasons dating back to 2005. This work included geologic mapping, rock and soil sampling, some trenching, ground magnetic surveys as well as a large airborne magnetic and radiometric survey performed by the Council for Geoscience of South Africa. All geochemical analytical work was conducted by internationally accredited and independent laboratories, SGS Laboratories and/or Humac Laboratories, located in Mwanza, Tanzania.

Based on the prior work conducted on the area, the Company believes that certain portions of its Handeni Project possess excellent potential for shear-hosted economic gold vein mineralization to be determined.

Mr. Sangha, CEO/director of Douglas Lake, comments, "We are very encouraged by the quality of data from prior work performed on the area, and we believe there are a number of high potential gold mineralization targets on the Douglas Lake ground. We are looking forward to the next phase of this project".

The Company has requested a geologist to prepare a Technical Report on the Handeni Project in accordance with the provisions of National Instrument 43-101 ("NI 43-101") of the Canadian Securities Administrators. Upon receipt of the Technical Report the Company will file it on SEDAR at www.sedar.com.

The technical information in this news release has been prepared in accordance with the Canadian regulatory requirements set out in NI 43-101 and has been reviewed by Reyno Scheepers, Ph.D., Pr.Sci.Nat, the Vice-President of Exploration and a director of the Company, a QP under NI 43-101.

For further information please contact:

Harp Sangha, CEO/director
Douglas Lake Minerals Inc.; phone: (604) 575-3552.

About Douglas Lake

The Company is an emerging mineral exploration company focused on exploring mining opportunities in Tanzania. For more information, go to www.douglaslakeminerals.com.

Notice to U.S. Investors

Any mineral resources referred to herein or in other materials provided by the Company have been estimated in accordance with the definition standards on mineral resources of the Canadian Institute of Mining, Metallurgy and Petroleum referred to in National Instrument 43-101 and are not compliant with U.S. Securities and Exchange Commission (the "SEC") Industry Guide 7 guidelines. In addition, measured mineral resources, indicated mineral resources and inferred mineral resources, while recognized and required by Canadian regulations, are not defined terms under SEC Industry Guide 7 and are normally not permitted to be used in reports and registration statements filed with the SEC. Accordingly, we have not reported them in the United States. Investors are cautioned not to assume that any part or all of the mineral resources in these categories will ever be converted into mineral reserves. These terms have a great amount of uncertainty as to their existence, and great uncertainty as to their economic and legal feasibility. In particular, it should be noted that mineral resources which are not mineral reserves do not have demonstrated economic viability. It cannot be assumed that all or any part of measured mineral resources, indicated mineral resources or inferred mineral resources will ever be upgraded to a higher category. In accordance with Canadian rules, estimates of inferred mineral resources cannot form the basis of feasibility or other economic studies. Investors are cautioned not to assume that any part of the reported measured mineral resources, indicated mineral resources or inferred mineral resources referred to in this news release or in other materials provided by the Company are economically or legally mineable.

Safe Harbour Statements

Except for the statements of historical fact contained herein, the information presented in this news release constitutes "forward-looking statements" as such term is used in applicable United States and Canadian laws. These statements relate to analyses and other information that are based on forecasts of future results, estimates of amounts not yet determinable and assumptions of management. Any statements that express or involve discussions with respect to predictions, expectations, beliefs, plans, projections, objectives, assumptions or future events or performance (often, but not always, using words or phrases such as "expects" or "does not expect", "is expected", "anticipates" or "does not anticipate", "plans, "estimates" or "intends", or stating that certain actions, events or results "may", "could", "would", "might" or "will" be taken, occur or be achieved) are not statements of historical fact and should be viewed as "forward-looking statements". Such forward looking statements involve known and unknown risks, uncertainties and other factors which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks and other factors include, among others, the actual results of exploration activities, the availability of capital to fund programs and the resulting dilution caused by the raising of capital through the sale of shares, accidents, labour disputes and other risks of the mining industry including, without limitation, those associated with the environment, delays in obtaining governmental approvals, permits or financing or in the completion of development or construction activities, title disputes or claims limitations on insurance coverage. Although the Company has attempted to identify important factors that could cause actual actions, events or results to differ materially from those described in forward-looking statements, there may be other factors that cause actions, events or results not to be as anticipated, estimated or intended. There can be no assurance that such statements will prove to be accurate as actual results and future events could differ materially from those anticipated in such statements. Accordingly, readers should not place undue reliance on forward-looking statements contained in this news release and in any document referred to in this news release.

Forward looking statements are made based on management's beliefs, estimates and opinions on the date the statements are made and the Company undertakes no obligation to update forward-looking statements if these beliefs, estimates and opinions or other circumstances should change, except as required by applicable law. Such forward-looking statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions, including, the risks and uncertainties outlined in our most recent financial statements and reports and registration statement filed with the SEC (available at www.sec.gov) and with Canadian securities administrators (available at www.sedar.com). Such risks and uncertainties may include, but are not limited to, the risks and uncertainties set forth in the Company's filings with the SEC, such as the ability to obtain additional financing, the effect of economic and business conditions, the ability to attract and retain skilled personnel and factors outside the control of the Company. These forward-looking statements are made as of the date of this news release, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements, except as required by applicable law. Although the Company believes that the beliefs, plans, expectations and intentions contained in this news release are reasonable, there can be no assurance those beliefs, plans, expectations or intentions will prove to be accurate. Investors should consider all of the information set forth herein and should also refer to the risk factors disclosed in the Company's periodic reports filed from time-to-time with the SEC. This news release shall not constitute an offer to sell or the solicitation of an offer to buy securities of the Company nor shall there be any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

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